June 5, 1997

Chief Accountant
Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C.  20549

Dear Sir:

     We have read Item 4 included in the Form 8-K dated June 5, 1997 of Winfield Capital Corporation to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

                                           Very truly yours,


                                           /s/ JOEL POPKIN & COMPANY, P.C.
                                          --------------------------------
                                             Joel Popkin & Company, P.C.

DB:pd
encl.

cc: Mr. Paul Perlin
    Winfield Capital Corporation